Exhibit 10.35

Execution Copy

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of October 26, 2011, is by and between Universal Electronics Inc., a Delaware corporation (the “Borrower”), and U.S. Bank National Association, a national banking association (the “Bank”).

RECITALS

1. The Bank and the Borrower entered into an Amended and Restated Credit Agreement dated as of November 1, 2010 (the “Credit Agreement”); and

2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.

Section 2. Amendments. The Credit Agreement is hereby amended as follows:

2.1 Term Loan Maturity Date. The definition of “Term Loan Maturity Date” is amended and restated in its entirety as follows:

“Term Loan Maturity Date”: November 1, 2012.

2.2 Revolving Commitment Ending Date. Section 2.17 of the Credit Agreement is amended and restated in its entirety as follows:

Section 2.17. Revolving Commitment Ending Date. The “Revolving Commitment Ending Date” is November 1, 2013.

Section 3. Effectiveness of Amendments. The amendments in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

3.1 This Amendment duly executed by the Borrower.

3.2 A certificate of the secretary or other appropriate officer of the Borrower (i) certifying that the execution, delivery and performance of this Amendment have been duly authorized under the resolutions of the Borrower’s Board of Directors, a copy of which was certified to the Bank as a true and correct copy pursuant to a Certificate of Secretary of the Borrower dated November 1, 2010 (the “Prior Certificate”) or pursuant to a separate action of such Board of Directors attached to such certificate and certified as a true and correct copy, (ii) certifying that there have been no amendments to or restatements of the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Borrower as furnished to the Bank with the Prior Certificate, other than as may be attached to such certificate, and (iii) certifying the names of the officers of the Borrower that are authorized to sign this Amendment, together with the true signatures of such officers.

3.3 An Acknowledgment and Agreement of Pledgor, duly executed by UEI Hong Kong Private Limited, as pledgor, in form and substance reasonably acceptable to the Bank.

3.4 The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement and this Amendment.

Section 4. Representations, Warranties, Authority, No Adverse Claim.

4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties in the Credit Agreement are true, correct, and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date that the Bank has not waived.

4.2 Authority, No Conflict, No Consent Required, Enforceability. The Borrower represents and warrants that it has the power, legal right, and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and any other agreements and documents executed and delivered by the Borrower in connection herewith by proper corporate action, and neither this Amendment nor the agreements herein contravenes or constitutes a default under any agreement, instrument, or indenture to which the Borrower is a party or a signatory, any provision of the Borrower’s articles of incorporation or bylaws, or any other agreement or requirement of law, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment or other agreements and documents executed and delivered by the Borrower in connection herewith or the performance of obligations of the Borrower herein described, except for those that the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank. The Borrower represents and warrants that this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

4.3 No Adverse Claim. The Borrower warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset, or counterclaim to any claim of the Bank with respect to the Obligations.

Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, and each of the other Loan Documents are hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Credit Agreement, except as amended by this Amendment, and each of the other Loan Documents shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended to refer to the Credit Agreement as amended by this Amendment and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants, and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the Obligations are hereby ratified and affirmed in all respects by the Borrower.

Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

Section 7. Severability. Whenever possible, each provision of this Amendment and any other statement, instrument, or transaction contemplated hereby or relating hereto shall be interpreted so as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but if any provision of this Amendment or any other statement, instrument, or transaction contemplated hereby or relating hereto is held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument, or transaction contemplated hereby or relating hereto in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.

Section 8. Successors. This Amendment shall be binding upon the Borrower, the Bank, and their respective successors and assigns and shall inure to the benefit of the Borrower, the Bank, and the Bank’s successors and assigns.

Section 9. Legal Expenses. The Borrower shall pay or reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the

Bank, including filing and recording costs and fees, charges and disbursements of outside counsel to the Bank (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Bank in certain matters), and the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection, and enforcement of this Amendment and all other documents negotiated, prepared, and executed in connection herewith, and in enforcing the obligations of the Borrower under this Amendment, and to pay and save the Bank harmless from all liability for any stamp or other taxes that may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

Section 10. Headings. The headings of various sections of this Amendment are for reference only and shall not be deemed to be a part of this Amendment.

Section 11. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document.

Section 12. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES, AND THEIR AFFILIATES.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:
UNIVERSAL ELECTRONICS INC.

By:
Name:
Title:
BANK:
U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title: